                                                                   EXHIBIT 99.02



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ---------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6
              ---------------------------------------------------

                Monthly Period:                   3/1/00  to
                                                  3/31/00
                Distribution Date:                4/17/00
                Transfer Date:                    4/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date
        per $1,000 original certificate principal amount
                                        Class A                      $5.82083
                                        Class B                      $6.03167
                                        CIA                          $6.30208
                                                               --------------
                                        Total (Weighted Avg.)        $5.88266

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                        Class A                      $5.82083
                                        Class B                      $6.03167
                                        CIA                          $6.30208
                                                               --------------
                                        Total (Weighted Avg.)        $5.88266

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 2

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on
        the Certificates, per $1,000 original
        certificate principal amount
                                        Class A                         $0.00000
                                        Class B                         $0.00000
                                        CIA                             $0.00000
                                                               -----------------
                                        Total (Weighted Avg.)           $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                        Class A                  $116,713,769.73
                                        Class B                    $9,097,570.61
                                        CIA                       $13,991,833.27
                                                               -----------------
                                        Total                    $139,803,173.61


    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of Finance
              Charge Receivables processed during the Monthly
              Period which were allocated in respect
              of the Certificates
                                        Class A                   $11,697,215.79
                                        Class B                      $911,771.15
                                        CIA                        $1,402,280.91
                                                               -----------------
                                        Total                     $14,011,267.85


    3.  Principal Receivable/Investor Percentages
        -----------------------------------------

        (a)    The aggregate amount of Principal
               Receivables in the Trust as of the
               last day of the Monthly Period                 $36,401,753,059.56

        (b)    Invested Amount as of the last day
               of the preceding month
                                        Class A                  $750,000,000.00
                                        Class B                   $58,380,000.00
                                        CIA                       $89,820,000.00
                                                               -----------------
                                        Total                    $898,200,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 3

        (c)    The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph
               3(b) above as a percentage of the aggregate
               amount of Principal Receivables as of the
               Record Date set forth in paragraph 3(a) above
                                        Class A                           2.060%
                                        Class B                           0.160%
                                        CIA                               0.247%
                                                                          ------
                                        Total                             2.467%

        (d)    During the Amortization Period: The Invested
               Amount as of ___________ (the last day of the
               Revolving Period)
                                        Class A                           $0.00
                                        Class B                           $0.00
                                        CIA                               $0.00
                                                               ----------------
                                        Total                             $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph 3(d)
              above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above
                                        Class A                           0.000%
                                        Class B                           0.000%
                                        CIA                               0.000%
                                                                          ------
                                        Total                             0.000%


    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period


        (a)   35 - 64 days                                      $429,919,820.18
        (b)   65 - 94 days                                      $308,515,296.32
        (c)   95 - 124 days                                     $259,370,109.95
        (d)   125 - 154 days                                    $229,194,360.22
        (e)   155 - 184 days                                    $213,948,592.85
        (f)   185 or more days                                            $0.00
                                                                          -----
                                        Total                 $1,440,948,179.52

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly
              Period allocable to the Invested Amount
              (the aggregate "Investor Default Amount")
                                        Class A                    $3,073,822.24
                                        Class B                      $239,597.39
                                        CIA                          $368,494.72
                                                                     -----------
                                        Total                      $3,681,914.35

        (b)   The amount set forth in paragraph 5(a)
              above in respect of the Monthly Investor
              Default Amount, per original $1,000 interest
                                        Class A                            $4.10
                                        Class B                            $4.10
                                        CIA                                $4.10
                                                                           -----
                                        Total                              $4.10

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the Class B
              Invested Amount and the CIA
                                        Class A                            $0.00
                                        Class B                            $0.00
                                        CIA                                $0.00
                                                               -----------------
                                        Total                              $0.00

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the effect
              of reducing, pro rata, the amount of each
              Certificateholder's investment)
                                        Class A                            $0.00
                                        Class B                            $0.00
                                        CIA                                $0.00
                                                               -----------------
                                        Total                              $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 5

    (c)   The aggregate amount of Class A Investor
          Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                        Class A                            $0.00
                                        Class B                            $0.00
                                        CIA                                $0.00
                                                               -----------------
                                        Total                              $0.00

    (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                            $0.00
                                        CIA                                $0.00
                                                               -----------------
                                        Total                              $0.00

7.  Investor Servicing Fee
    ----------------------
    (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                        Class A                      $937,500.00
                                        Class B                       $72,975.00
                                        CIA                          $112,275.00
                                                                     -----------
                                        Total                      $1,122,750.00

    (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                        Class A                      $1.25000000
                                        Class B                      $1.25000000
                                        CIA                          $1.25000000
                                                                     -----------
                                        Total                        $1.25000000

8.  Reallocated Principal Collections
    ---------------------------------
          The amount of Reallocated CIA
          and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
          Default Amounts or Investor Charge-Offs for the prior month.

                                        Class B                            $0.00
                                        CIA                                $0.00
                                                                           -----
                                        Total                              $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-6
Page 6

 9. Collateral Invested Amount
    (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date
         after giving effect to withdrawals, deposits and
         payments to be made in respect of the preceding
         month                                                    $89,820,000.00

    (b)  The Required CIA Invested Amount as of the
         close of business on the related Distribution Date
         after giving effect to withdrawals, deposits and
         payments to be made in respect of the preceding
         month                                                    $89,820,000.00

10. The Pool Factor
    ---------------
         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                      1.00000000
                                        Class B                      1.00000000
                                        Total                        1.00000000


11. The Portfolio Yield
    -------------------
      The Portfolio Yield for the related Monthly Period                  13.80%

12. The Base Rate
    -------------
      The Base Rate for the related Monthly Period                         8.37%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President